UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 21, 2006
                                                         -----------------

                       PROVIDENT FINANCIAL SERVICES, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                         001-31566              42-1547151
-----------------------------       ---------------------     -----------------
(State or Other Jurisdiction)       (Commission File No.)      I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                  07306-4599
------------------------------------------                  ----------
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
            Appointment of Principal Officers.
            ----------------------------------

     (d) On November 21, 2006, the Board of Directors (the "Board") of Provident Financial Services, Inc. (the "Company"), pursuant to the By-laws of the Company, increased the size of the Board from thirteen to fourteen and appointed Laura L. Brooks to the Board. Ms. Brooks has been added to the class of directors whose term will expire at the 2008 Annual Meeting of the Company's stockholders. This appointment was made in anticipation of the Board vacancy following the scheduled retirement of Thomas E. Sheenan in 2007. Ms. Brooks has also been appointed to the Board of Directors of The Provident Bank, the Company's wholly-owned subsidiary.

The Company issued a news release on November 22, 2006 to announce the appointment of Ms. Brooks to the Board. The full text of the news release is attached as an Exhibit to this Current Report on Form 8-K and is being furnished to the SEC and shall not be deemed "filed" for any purpose.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (a) Financial Statements of Business Acquired. Not applicable.

            (b) Pro Forma Financial Information. Not applicable.

            (c) Shell Company Transactions. Not applicable.

            (d) Exhibits.

            Exhibit No.               Description
            -----------               -----------

               99.1                   News release dated November 22, 2006.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PROVIDENT FINANCIAL SERVICES, INC.



DATE:  November 22, 2006               By: /s/ Paul M. Pantozzi
                                           --------------------------------
                                           Paul M. Pantozzi
                                           Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit           Description
-------           ------------

 99.1             News release dated November 22, 2006.